Ventana Capital Partners, LLC
Corporate Finance Consulting

CONSULTING AGREEMENT

This Consulting Agreement (the "***Agreement***") is entered into this 24th day of April 2013 by and between **MOBILE DATA SYSTEMS, INC.**, a New York corporation with its principal executive office located at 110 Lake Avenue South, Suite 35, Nesconset, New York 11767 (hereinafter referred to as the "***Company***"), and **VENTANA CAPITAL PARTNERS, LLC**, a Puerto Rico limited liability company, with its principal office located at 3312 West Beach, Ritz Carlton Reserve Residence, 200 Dorado Beach Drive, Dorado, Puerto Rico 00646 (hereinafter referred to as "***Consultant***").

A. The Company wishes to become a publicly traded company by way of consummating a reverse merger with a public shell company whose common stock is quoted on the OTC Market's OTCQB (the "***Shell***"), resulting in the Company becoming a wholly-owned subsidiary of Shell and the business of the Company becoming the business of the Shell, and to consummate subsequent financings to assist the Shell and the Company in implementing the Company's business plan.

B. The Company seeks to retain Consultant on an exclusive basis and Consultant wishes to be engaged by the Company to provide certain consulting services to the Company upon the terms and conditions set forth in this Agreement.

C. The Company wants to achieve certain corporate objectives and wishes to engage the Consultant to assist the Company in achieving its goals. The Company has provided the Consultant with a copy of the Company's business overview.

D. Services to be provided by Consultant as described in Section 1.0 of this Agreement are contingent on the Company providing Consultant with audited financial statements of the Company prepared and audited by an independent auditing firm registered and in good standing with the PCAOB, as agreed to by the Consultant.

NOW THEREFORE, in consideration of the foregoing and the representations, warranties and covenants contained in this Agreement, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties hereby agree as follows:

1.0 Services.

In consideration of the Compensation to be paid by the Company to the Consultant as described in Section 2.0 of this Agreement, the Company hereby retains Consultant, on an exclusive basis, to use its commercially reasonable best efforts to provide the Company with the following services (except that with respect to references to services to be provided at Consultant's cost or expense, such services will be affirmative obligations of Consultant) for the purpose of assisting the Company in fulfilling its business objectives, facilitating investor relations, communications and public relations to investors and also to:

1.01 Assist the Company in coordinating documents as required by their legal counsel and to assist the Company and its officers and directors in connection

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with the items described in this Agreement. In addition, Consultant shall use its commercially reasonable best efforts to:

(a) At the sole expense of the Consultant, identify and introduce to the Company a public shell company candidate (the "***Shell***") that is currently listed on and in compliance with the rules and regulations of the OTC Markets' Bulletin Board ("***OTCQB***") for the purposes of acquiring the Company through a reverse merger, resulting in the stockholders of the Company becoming the stockholders of the Shell, the management team and Board of Directors of the Company becoming the management team and Board of Directors of the Shell, and the business of the Company becoming the business of the Shell (the "***Reverse Merger***").Upon the consummation of the Reverse Merger, the Company shall become a wholly-owned subsidiary of the Shell and the Shell shall change its name to a new name as determined by the Company. Unless otherwise indicated herein, references in this Agreement to "***PubCo***" shall refer to the Shell upon the consummation of the Reverse Merger.

(b) Assist PubCo with filing documents with the U.S. Securities and Exchange Commission (the "***SEC***") and Financial Industry Regulatory Authority ("***FINRA***") to gain approval for the symbol change and recapitalization of PubCo's common stock on the OTC Markets' OTCQB;

(c) Provide and pay when due (at Consultant's sole expense) an attorney to provide PubCo, the Company and the Officers and Directors of PubCo and the Company with the services outlined in **Exhibit A** attached hereto for a term of 12 months commencing from the date of this Agreement; provided, however, all filings fees, including but not limited to, state "blue sky" registration fees, SEC fees, Department of State filing fees, and fees incurred in connection with formatting and filing any and all required documents with the SEC (including fees related to the EDGAR and XBRL formatting of documents in accordance with the requirements of the SEC), FINRA and the OTC Markets, shall be payable by and the sole responsibility of PubCo, as required by any State or government agency;

(d) Assist the Company with the structure and final capitalization of PubCo and the Company;

(e) Assist PubCo with third-party contractors to provide investor and public relations campaigns for awareness to the investment community;

(f) Assist PubCo with choosing a research analyst and arranging for road shows with broker dealers and institutional investors. (Such fees are additional and to be pre-approved and paid PubCo);

(g) Assist PubCo in preparing presentations to various institutional investors at industry conferences;

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(h) Assist PubCo with guidance concerning perception and nuances of positioning PubCo's common stock in the US public markets;

(i) Provide PubCo with guidance concerning financing agreements that PubCo may enter into from time to time;

(j) Assist PubCo with introductions to private and institutional funding sources and FINRA Member licensed broker dealers and placement agents, all of which are known personally (or through other sources) by Consultant, for the purposes of raising within six months from the consummation date of the Reverse Merger a minimum capital raise of $1,000,000 for PubCo, based on a pre-money valuation of PubCo of $10,000,000 (the "***Initial Financing***").

(k) Assist PubCo with introductions to private and institutional funding sources and FINRA Member licensed broker dealers and placement agents, all of which are known personally (or through other sources) by Consultant, for the purposes of raising within eighteen months from the consummation date of the Reverse Merger a secondary round of funding to PubCo for a minimum of $3,000,000 to $5,000,000 in exchange for equity securities PubCo (the "***Additional Financing***").

(l) Assist PubCo with the negotiations, transaction terms, conditions and structure of contractual agreements as required by PubCo; and

(m) Assist the Principal Executive and Principal Financial Officers of PubCo with all matters concerning the future growth and direction of PubCo.

2.0 Compensation to Consultant.

In consideration for the services to be provided by Consultant as described in this Agreement, together with other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company agrees to pay Consultant the following compensation:

2.01 Stock Compensation. The Consultant shall receive a number of shares of common stock of PubCo equal to thirty five percent (35%) of PubCo's outstanding common stock, on a fully-diluted basis, as of the consummation date of the Reverse Merger, excluding, however, the number of free-trading shares of common stock of PubCo held by the stockholders of the Shell prior to the Reverse Merger (the "***Shares***"). It is anticipated that that the Consultant shall receive an aggregate of 14,000,000 Shares of restricted common stock of PubCo, based upon an aggregate of 40,000,000 shares of common stock of PubCo that is expected to issued and outstanding upon the consummation of the Reverse Merger, on a fully-diluted, as converted, basis (i.e., including issued and outstanding shares, any issued and outstanding options, warrants, or convertible securities that have not yet been exercised or converted and an aggregate of 26,000,000 shares of common stock consisting of (i) 8,000,000

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shares of common stock issuable upon the exercise of 8,000,000 shares of preferred stock and (ii) 18,000,000 shares of common stock issued and held in escrow f/b/o Joseph Spiteri and/or his designee(s) pursuant to Section 5.01 of this Agreement), excluding, however, the freely-trading shares of common stock of PubCo held by the stockholders of the Shell prior to the Reverse Merger and as reflected on **Exhibit B** attached to this Agreement. The Shares shall be released, as follows, to Consultant from escrow upon the consummation of the Reverse Merger, which consummation must occur on or before ninety (90) days after the completion of the Company's audit. Upon issuance, the Shares shall be considered validly issued, fully paid and non-assessable shares of PubCo's common stock. The Shares shall be issued in the name of the Consultant or its designee and shall be placed and held in an escrow with Philip Magri, Esq., as escrow agent (the "***Escrow Agent***"), as soon as possible following the full execution and delivery of this Agreement by the parties hereto. The Escrow Agent shall disburse the Shares to the Consultant, or its designee, as follows: (i) 5,000,000 Shares shall be released promptly after the timely consummation of the Reverse Merger; (ii) 5,000,000 Shares shall be released to Consultant upon the timely consummation of the Initial Financing; (iii) and 4,000,000 Shares shall be released to Consultant upon the timely consummation of the Additional Financing (subject to adjustment upon the mutual consent of the parties hereto in the event the number of the Shares owed the Consultant pursuant to this Agreement is amended). All Shares held in custody by the Escrow Agent upon the expiration of the Term of this Agreement or upon the Early Termination of this Agreement not otherwise owing to the Consultant shall be promptly returned to the Company or its designee or released pursuant to the instructions of the Company (in all cases free and clear of all liens or any encumbrances whatsoever arising from the Consultant for the services or in connection with any action contemplated by this Agreement). Notwithstanding anything contained herein to the contrary, the parties agree that any and all Shares held by the Escrow Agent shall be due and released to the Consultant, or it designee, upon the consummation of any of the following: (i) the sale of all or substantially all of the assets of PubCo for a minimum sale price of to be determined in good faith by PubCo; ; (ii) the merger of PubCo pursuant to which PubCo is not the surviving entity, other than a merger consummated for the sole purpose of reincorporating PubCo in a different state; or (iii) a "***Change in Control***" of PubCo defined as a third party, either individually or as a group, having majority control of PubCo's voting securities or obtaining the power to elect a majority of the members of the Board of Directors of PubCo. All Shares, and their sale, transfer, assignment, or other disposition, will be subject to all applicable state and federal securities laws.

2.02 **Third Party Contractors; Share Dilution.** Consultant will provide a list of third-party contractors to PubCo and/or the Company. Such contractors may, in the discretion of Consultant, be compensated with shares of common stock of PubCo. Such stock will be issued directly by PubCo and deducted from the total number of the Shares to be issued to the Consultant, subject to compliance with any applicable securities laws and exemption qualification requirements. The

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Shares delivered to Consultant are non-dilutive for the Term of this Agreement with respect to any dilution that would otherwise occur if the Company issues after the date of this Agreement any equity securities at a price that is less than $0.25 USD per share of common stock.

Notwithstanding any contrary provision, the Shares will be diluted if the Company issues any securities (i) at a prices that is $0.25 (25 cents) or more per share or (ii) that are Exempted Securities (as defined below), provided the price, conversion price or exercise price, as the case may be, of the Exempted Security is less than $0.25 (25 cents) per share. The term "***Exempted Securities***" shall include the following:

(i) options granted or shares of common stock or convertible securities issued by reason of a dividend, stock split, split-up or other distribution on shares of equity securities;

(ii) options granted or shares of common stock issued to employees or directors of, or consultants or advisors to, the Company or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Company's Board of Directors; or

(iv) options granted or shares of common stock or convertible securities issued to banks, equipment lessors or other financial institutions, or to real property lessors, pursuant to a debt financing, equipment leasing or real property leasing transaction approved by the Board of Directors of the Company;

(v) options granted or shares of common stock or convertible securities issued to suppliers or third party service providers in connection with the provision of goods or services pursuant to transactions approved by the Company's Board of Directors; or

(vi) options granted or shares of common stock or convertible securities issued pursuant to the Company's acquisition of another business entity by merger, purchase of substantially all of the assets or other reorganization or to a joint venture agreement; or

(vii) options granted or shares of common stock or convertible securities issued in connection with sponsored research, collaboration, technology license, development, OEM, marketing or other similar agreements or strategic partnerships; or

(viii) (A) shares of common stock or convertible securities actually issued upon the exercise of options or (B) shares of common stock actually issued upon the conversion or exchange of convertible securities—in each case if (1) such grant or issuance is pursuant to the terms of such option or convertible security and (2) such options are granted or such convertible securities are issued after the date of this Agreement.

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Provided, however, the number of Exempted Securities which shall be issuable at any time and from time to time shall be no greater than twenty percent (20%) of the outstanding equity securities of PubCo in any consecutive twelve (12) month period on a fully-diluted, as converted, basis (i.e., including issued and outstanding shares and any issued and outstanding options, warrants, or convertible securities that have not yet been exercised or converted) and ***provided, further***, that the price, conversion price or exercise price, as the case may be, of any Exempted Securities shall not be less than the closing sales price of common stock PubCo (as reported by the OTC Markets, Inc.) on the date of issuance or grant, as the case may be.

2.03 **Cash Compensation.** No monthly or other periodic cash compensation is to be paid to Consultant pursuant to this Agreement.

2.04 **Placement Agent Fees.** The Company agrees and acknowledges that in the event a FINRA-registered broker-dealer is retained by the Company to act as the placement agent of the Company's securities in connection with the Initial Financing and/or Additional Financing (either alone or a part of a syndicate), as the case may be, that any and all costs and fees, including, but not limited to, placement agent fees (typically equal 10% of the gross proceeds), non-accountable expense allowances (typically equal to 3% of the gross proceeds), placement agent warrants (typically exercisable for an amount of common stock equal to 10% of the offering) and other customary expenses incurred by the placement agent are to be paid by the Company and not the Consultant and are not included nor shall be deducted from the investor relation fees owed the Consultant pursuant to Section 2.05 of this Agreement.

2.05 **Investor Relations and Expenses.** The Company agrees to place an amount equal to six percent (6%) of the gross proceeds of the Initial Financing and Additional Financing in an escrow account with the Escrow Agent for the sole purposes of funding investor relation activities and to reimburse the Consultant for any and all expenses incurred by the Consultant and that such funds will be held in escrow by the Escrow Agent and shall be disbursed from time to time at the discretion of the Consultant and based on receipts (including credit card statements) which reflects the costs incurred by the Consultant in connection with investor relation activities.

2.06 **Board of Directors' Seat.** The Company shall take any and all necessary actions to ensure that a designee of the Consultant be nominated and elected or appointed and remain as a member of PubCo's Board of Directors for a minimum period that is equal to the term of this Agreement, with the Consultant's reasonable power of substitution thereof, and that such person shall be included in all the following as they relate to the duties and functions of PubCo's Board of Directors: meetings, teleconferences, phone calls, votes

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and notices, etc. as other members of the Board. Notwithstanding anything contained herein to the contrary, the Consultant or designee, shall be deemed to have voluntarily resigned from PubCo's Company's Board of Directors (without any further action) upon the Early Termination of this Agreement, and shall assist PubCo in preparing and filing the required Form 8-K, or successor form, with the SEC.

2.07 **Due Diligence Review.** Consultant and the Company agree that the parties will cooperate in conducting a due diligence review of PubCo and the Company, its officers, directors, and affiliates to ensure that PubCo is able to conduct an offering and sale of its securities in a private offering. The parties hereto agree to take all prudent actions to further the purposes of this provision.

3.0 **Term of Agreement.** The term of this Agreement shall be 36 months from the date of this Agreement (the "***Term***"). Notwithstanding anything contained herein to the contrary, the Company may terminate this Agreement on or before the last day of the Term by delivering to the Consultant written notice to the Consultant if the Consultant (i) fails to comply with its obligations in connection with this Agreement, (ii) is not successful in consummating or the Reverse Merger, the Initial Financing, or the Additional Financing within the applicable time periods specified in Section 2; *provided, however*, no right shall belong to the Company to terminate this Agreement before the expiration of the Term due to the bad-faith delay or purposeful interference by the Company (the "***Early Termination***").

4.0 **Confidentiality.**

4.01 Protection of Confidential Information. The Company and Consultant mutually agree that any written, electronic or verbal communication provided by either party to the other pursuant to this Agreement will be treated by the receiving party as follows for two years after the date of this Agreement: (i) confidential, (ii) will be used solely for the information of the receiving party in connection with its consideration of a transaction of the type referred to in this Agreement and (iii) will not be used, circulated, quoted or otherwise referred to for any other purpose, in whole or in part, or verbal, prepared, issued or transmitted by the receiving party or any affiliate, director, officer, employee, agent or representative of any thereof, without, in each instance, the disclosing party's prior written consent.

Consultant acknowledges that it will be provided with information about, and Consultant's engagement by the Company will throughout the Term bring Consultant into close contact with, the confidential affairs of the Company, including proprietary information about the business of the Company including, without limitation, costs, finances, internal financial statements, projections, markets, sales, customers, vendors, products, key personnel, operational methods, formulas, methods of production, technical processes and methods, plans for future developments, software, data bases, computer programs, specifications, documentations, designs, trade secrets, technology, know-how, research and development, inventions, patents and copyrights (and any renewals,

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reissues, extensions, divisions, continuations and continuations in part thereof and registrations, applications, patents of addition and investor certificates) and other information not available to the public (collectively "***Confidential Information***"), all of which are highly confidential and proprietary and all of which were or will be developed by the Company at great effort and expense.

4.02 **Further Assurances of Confidentiality.** The Company and Consultant further acknowledge that the services to be performed by Consultant under this Agreement are unique, sensitive, of intellectual character and that the nature of the relationship of Consultant with the Company is such that Consultant is potentially capable of competing with the Company. In recognition of the foregoing, and as a specific inducement for Company to enter into this Agreement, as is hereby agreed and acknowledged by Company, Consultant covenants and agrees that during the Term and for five years thereafter Consultant will:

(a) Keep secret all Confidential Information and not disclose any Confidential Information to anyone outside of the Company, either during or after the Term, except with the Company's prior written consent;

(b) Not use any Confidential Information for its own purposes or the benefit of anyone other than the Company;

(c) Deliver or destroy (and not retain any copies) promptly to the Company on termination or expiration of this Agreement, or at any time the Company may so request, all Confidential Information (and all derivatives of Confidential Information) including but not limited to memoranda, notes, records, computer software discs, reports and other confidential documents (and all copies thereof) relating to the Company and its business, that Consultant may then possess or have under or its control.

(d) Notwithstanding the foregoing, information shall not be considered to be Confidential Information if it is required to be disclosed by law or by any government, regulatory or self-regulatory agency or body (unless Consultant is advised in writing by Company's counsel that the information is not required to be disclosed); or if it becomes generally available to the public other than as a result of the acts or omissions of Consultant or any of its agents, advisors, or representatives.

5.0 Milestone Shares.

5.01 Promptly following the full execution and delivery of this Agreement, the Company shall deliver to the Escrow Agent, certificates evidencing an aggregate of 8,000,000 shares of preferred stock of the Company and 18,000,000 shares of common stock of the Company. Upon PubCo/the Company achieving the following milestones, the parties hereto agree that the following securities shall be released by the Escrow Agent:

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Ventana Capital Partners, LLC
Corporate Finance Consulting

(a) Upon the consummation of the Reverse Merger, the Escrow Agent shall release to (i) Mr. Joseph Spiteri, the President and Chief Executive Officer of the Company, an aggregate of 8,000,000 shares of preferred stock of PubCo having the voting equivalency of 10 shares of common stock of PubCo per share of preferred stock and convertible into common stock of PubCo on a one-for-one (1:1) basis upon the election of the holder thereof and (ii) Mr. Spiteri, or his designee(s), an aggregate of 3,000,000 shares of PubCo common stock;

(b) Upon PubCo/the Company achieving the milestone set forth in **Exhibit** C attached hereto for the first year, the Escrow Agent shall release 9,000,000 shares of common stock of PubCo to Mr. Spiteri, or his designee(s);

(c) Upon PubCo/the Company achieving the milestone set forth in **Exhibit** C attached hereto for the second year, the Escrow Agent shall release 6,000,000 shares of common stock of PubCo to Mr. Spiteri, or his designee(s).

6.0 Miscellaneous.

6.01 Further Assurances. Each of the parties shall hereafter execute all documents and do all acts reasonably necessary to affect the provisions of this Agreement.

6.02 Non-Exclusive. This Agreement shall be non-exclusive and shall not prohibit the Consultant from provided services similar to those set forth herein to other individual or entities, provided however, that the Consultant agrees that it shall not provide such services to individual or entities that compete or wish to compete with the Company.

6.03 No Verification of Company Information. Regarding any information or material that the Company furnishes to the Consultant or any other entity in connection with the services to be provided by the Consultant, its affiliates, representatives and agents to the Consultant under this Agreement, the Company acknowledges and confirms that such recipients (i) will use such information and material without independently verifying the same, (ii) do not nor will not assume responsibility for the accuracy or completeness of any of the information or material, (iii) will not make any appraisal, evaluation or independent determination regarding such information or material of the information, and (iv) shall not have any liability in connection with such information or material unless Consultant misrepresents or otherwise makes any statements to a third party regarding the reliability or accuracy of such information.

6.04 Indemnity. Consultant shall not be liable to the Company, or to any other person claiming through the Company, for any claim, loss, damage, liability, cost or expense suffered by the Company, or any such other person, arising out of or relating to the Company's documents, communications, or information that it delivers or furnishes to Consultant pursuant to this Agreement, except for a claim, demand, request, cause of action that arises (i) from Consultant's failure to comply with all laws applicable to the Services and compensation due Consultant in connection with this Agreement or (ii) primarily out of, or is based primarily

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upon, any illegal or negligent action or failure to act by Consultant or its agents, advisors, or representatives that constitutes willful misconduct on the part of Consultant (other than an action or failure to act undertaken at the request or with the consent of the Company).

6.05 **Securities Laws Compliance**. It is understood and agreed that the Company will not and cannot practically monitor the activities of Consultant with respect to the activities and services contemplated pursuant to this Agreement. Notwithstanding any other provision of this Agreement, Consultant herein expressly indemnifies and holds harmless and will defend PubCo and the Company against any and all liability that PubCo and the Company incurs or may incur with respect to Consultant's actions in connection with the state or federal securities laws, including but not limited to Section 2(a)(11) of the Act, SEC Rule 10b-5, codified at 17 C.F.R. § 240.10b-5 under the Securities Exchange Act of 1934, as amended (the "*34 Act*"), and '34 Act Section 15(a)(1) and such rules promulgated thereunder, including any state law equivalents. It is hereby agreed and accepted that Consultant is not directed, is not authorized and shall not on PubCo's or the Company's behalf or in PubCo's or the Company's name engage in any activities that fall within the purview of Rule 10b-5 or Section 15(a)(1) of the '34 Act, or any state law equivalent. It is further agreed that, from the time Company and Consultant initially formed a working relationship, (i) Consultant was never directed or ever authorized to engage in any activities or undertakings and (ii) to the Company's knowledge, Consultant had never on the Company's behalf or in the Company's name engaged in any activities or undertakings that violate any securities laws, including without limitation any laws that fall within the purview of Rule 10b-5 or Section 15(a)(1) of the '34 Act, or any state law equivalent. Consultant represents and warrants to the Company that neither Consultant nor any of its affiliates, employees, agents, directors or officers are or have been subject to any adverse order, decree, or finding (by a court, a governmental agency, or by any regulatory agency, whether such agency is self-regulated or regulated by a governmental authority) in connection with any state (commonwealth) or federal securities laws.

6.06 **Relationship Created**. Consultant is an independent contractor and third party service provider to Company, and without Company's direct knowledge or supervision, shall have control over the manner and means of performing the services under this Agreement.

6.07 **Public Announcements**. Neither Consultant nor PubCo or the Company shall have the right to place announcements and advertisements in financial and other newspapers and journals, describing the services of Consultant in the Agreement or any subsequent transaction, unless the party has first obtained the consent of the other, which consent shall not be unreasonably withheld.

6.08 **Successors**. The provisions of this Agreement shall be deemed to obligate, extend to and inure to the benefit of the successors, assigns, transferees, grantees, and indemnities of each of the parties to this Agreement.

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6.09 **Independent Counsel**. Each of the parties to this Agreement acknowledges and agrees that it has been represented by independent counsel of its own choice throughout all negotiations which preceded the execution of this Agreement and the transactions referred to in this Agreement, and each has executed this Agreement with the consent and upon the advice of said independent counsel. Each party represents that he or it fully understands the provisions of this Agreement, has consulted with counsel concerning its terms and executes this Agreement of his or its own free choice without reference to any representations, promises or expectations not set forth herein.

6.10 **Integration**. This Agreement, after full execution, acknowledgment and delivery, memorializes and constitutes the entire agreement and understanding between the parties and supersedes and replaces all prior negotiations and agreements of the parties, whether written or unwritten. Each of the parties to this Agreement acknowledges that no other party, nor any agent or attorney of any other party has made any promises, representations, or warranty whatsoever, express or implied, which is not expressly contained in this Agreement; and each party further acknowledges that he or it has not executed this Agreement in reliance upon any belief as to any fact not expressly recited hereinabove.

6.11 **Counterparts**. This Agreement may be executed by facsimile signature (whether delivered by telecopy or in an electronic form via the Internet) in any number of counterparts, each of which will be deemed an original and deemed to constitute one and the same instrument.

6.12 **Expenses Associated With This Agreement**. Each of the parties hereto agrees to bear its own costs, attorney's fees and related expenses associated with this Agreement.

6.13 **Arbitration**. Any dispute or claim arising to or in any way related to this Agreement shall be settled by arbitration in the state where the Company maintains its U.S. headquarters at the time such dispute arose, in accordance with that state's laws, and without effect to that state's choice of law. All arbitration shall be conducted in accordance with the rules and regulations of the American Arbitration Association ("*AAA*"). AAA shall designate an arbitrator from an approved list of arbitrators located in New York, New York and with reasonable knowledge and experience in U.S. state and federal securities laws, following both parties' review and deletion of those arbitrators on the approved list having a conflict of interest with either party. Each party shall pay its own expenses associated with such arbitration. A demand for arbitration shall be made within a reasonable time after the claim, dispute or other matter has arisen and in no event shall such demand be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statutes of limitations. The decision of the arbitrators shall be rendered within 60 days of conclusion of the arbitration, shall be in writing and mailed to all the parties included in the arbitration. The decision of the arbitrator shall be binding upon the parties and judgment in accordance with that decision may be entered in any court having jurisdiction thereof.

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IN WITNESS WHEREOF, the parties have executed this Agreement this 24th day of April in the Town of Dorado in the Commonwealth of Puerto Rico.

CONSULTANT:

VENTANA CAPITAL PARTNERS, LLC

____
Name: Ralph Amato
Title: Managing Partner

COMPANY:

MOBILE DATA SYSTEMS, INC.

By: ________________________
Name: Joseph Spiteri
Title: President & CEO

FIRST WITNESS:

____
Print Name: FRANK J. PENA

SECOND WITNESS:

____
Print Name: Denise Pallozzi

Ventana Capital Partners, LLC
Corporate Finance Consulting

Exhibit A

Attorney Services to be paid by Consultant for 12 Months from the Date of Agreement

1. General Corporate Matters (e.g., Board resolutions);
2. Preparing documents in connection with Reverse Merger (e.g., Merger Agreements, Share Exchange Agreements, formation of acquisition sub); and
3. Preparing and filing all documents required by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (including, but not limited to, Forms 10-K, 10-Q, 8-K, proxy and information statements, Forms 3, 4 and 5, Schedules 13D/G);
4. Preparing and filing registration statements with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (Forms S-1 and S-8);
5. Preparing and filing all documents with the Secretary of State in connection with the Reverse Merger (e.g., amendments to the Articles of Incorporation, Certificate of Designations, Certificate of Merger, etc.);
6. Preparing Private Placement Memoranda and relevant exhibits; and
7. Preparing and filing all documents and notifications with FINRA, OTC Markets and state "blue sky" securities agencies.

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Exhibit B

PUBCO

Common Stock			
	Pro-forma Outstanding	40,000,000	On a fully-diluted basis (excluding shares of common stock issuable upon Preferred Stock to Spiteri)
	Consultant Shares	(14,000,000)	35% of Pro-forma outstanding held in escrow (Section 2.01)
	Spiteri Shares	(11,000,000)	Consists of (i) 8,000,000 shares of common stock issuable upon the conversion of 8,000,000 shares of preferred stock and (ii) 3,000,000 shares of common stock. Held in escrow and issuable to Spiteri and/or his designee(s) upon consummation of Reverse Merger (Section 5.01(a))
	Spiteri Shares	(9,000,000)	Issuable to Spiteri and/or his designee(s) upon 1st Year Milestone (Section 5.01(b))
	Spiteri Shares	(6,000,000)	Issuable to Spiteri and/or his designee(s) upon 2nd Year Milestone (Section 5.01(c))
Total:		(40,000,000)	

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Exhibit C

Milestones

FOR CALENDARY YEAR ENDED DECEMBER 31,	EBIDTA
2014	$1,000,000 (USD)
2015	$2,000,000 (USD)

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